UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): December 5, 2005
Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)
Florida
(State or Other Jurisdiction of Incorporation)

0-21258	59-2389435
(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33912
(Address of Principal Executive Offices)	(Zip code)
(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Ex-10.1: Indemnification Agreement with Betsy S. Atkins
Ex-10.2: Indemnification Agreement with John W. Burden, III
Ex-10.3: Indemnification Agreement with Verna K. Gibson
Ex-10.4: Indemnification Agreement with Helene B. Gralnick
Ex-10.5: Indemnification Agreement with Marvin J. Gralnick
Ex-10.6: Indemnification Agreement with Michael J. Kincaid
Ex-10.7: Indemnification Agreement with Stewart P. Mitchell
Ex-10.8: Indemnification Agreement with Ross E. Roeder
Ex-10.9: Indemnification Agreement with Michael Weiss

Item 1.01. Entry into a Material Definitive Agreement.
     On December 5, 2005, Chico’s FAS, Inc. (the “Company”) entered into indemnification agreements with certain of its directors and executive officers, updating agreements for certain of those directors and executive officers and providing agreements for those designated directors and executive officers that previously did not have such agreements. Each indemnification agreement provides, among other things, that the Company will indemnify the applicable director or executive officer against all costs, losses, damages and expenses which may be incurred or suffered by the director or executive officer that are related to acts, omissions, events or occurrences that arise from or are related to the fact that the director or executive officer is or was a director, officer, employee, independent contractor, stockholder or otherwise serving in another capacity at the Company’s request, subject to certain specified exceptions. The foregoing description of the form of indemnification agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the forms of the indemnification agreements which are attached as Exhibits hereto and which are incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits:

Exhibit 10.1	Indemnification Agreement with Betsy S. Atkins

Exhibit 10.2	Indemnification Agreement with John W. Burden, III

Exhibit 10.3	Indemnification Agreement with Verna K. Gibson

Exhibit 10.4	Indemnification Agreement with Helene B. Gralnick

Exhibit 10.5	Indemnification Agreement with Marvin J. Gralnick

Exhibit 10.6	Indemnification Agreement with Michael J. Kincaid

Exhibit 10.7	Indemnification Agreement with Stewart P. Mitchell

Exhibit 10.8	Indemnification Agreement with Ross E. Roeder

Exhibit 10.9	Indemnification Agreement with Michael Weiss

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.

Date: December 9, 2005	By: /s/ Michael J. Kincaid

Michael J. Kincaid, Senior Vice President — Finance,
Chief Accounting Officer and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 10.1	Indemnification Agreement with Betsy S. Atkins

Exhibit 10.2	Indemnification Agreement with John W. Burden, III

Exhibit 10.3	Indemnification Agreement with Verna K. Gibson

Exhibit 10.4	Indemnification Agreement with Helene B. Gralnick

Exhibit 10.5	Indemnification Agreement with Marvin J. Gralnick

Exhibit 10.6	Indemnification Agreement with Michael J. Kincaid

Exhibit 10.7	Indemnification Agreement with Stewart P. Mitchell

Exhibit 10.8	Indemnification Agreement with Ross E. Roeder

Exhibit 10.9	Indemnification Agreement with Michael Weiss